                                                                  EXHIBIT 1.(10)

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Application for Last Survivor                      MONY Life Insurance Company of America P.O. Box 4830, Syracuse, NY 13221
Adjustable Life Policy                             (an Arizona Stock Company)

----------
Insured A: Name (Print name as it is to appear on the policy.)
----------
---
1a.             First        Middle          Last       Sex        Insurance     Birthdate   Birthplace        Relationship
---                                                                   Age                                     (to Insured B)

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Social Security Number              Driver's License Number     License State     Marital Status (circle one)
                                                                                  single / married / windowed / divorced / separated
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---
2a.       Address (for MILITARY personnel, Home = Home of Record; Business = Present Address; Business address will be billed)
---
Mail to:  [_]  Home ________________________________________________________________________________________________________________

          [_]  Business ____________________________________________________________________________________________________________
                            number          street                      city                    state     zip    county
---
3a.       Phone Number -            Home (area code)_____#___________ Preferred Calling Time:           a.m.____  p.m. ____
---
          (where proposed insured can be contacted)
                                    Business (area code)_____#_______ Preferred Calling Time:           a.m.____  p.m. ____
---
4a.       a) Occupation: (exact duties)     b) Employer's Name and Address           c) For Military Business
---       --------------------------------------------------------------------------------------------------------------------------
                                                                                     Branch of Service _____________________________
                                                                                     Pay grade _____________________________________
                                                                                     Estimated discharge date    (mo/yr)_____/______
                                                                                     Is Insured a dependent?   yes _____    no _____
---       --------------------------------------------------------------------------------------------------------------------------
5a.       Currently or during the past 12 months, has Insured A:                 6a. Height: ft.__ in.__  Weight:____ lbs.
---       a)   smoked one or more cigarettes?      yes  ____    no  ____             Any weight gain or loss in last 6 months?
          b)   used another form of nicotine?      yes  ____    no  ____             Weight gain _____
          If "yes," specify type:   pipe___ chewing tobacco _____                    Weight loss _____  lbs. ____none_____
          nicotine gum ___  cigar ___       other __________                                                 (gain or loss)
---
7a.       Is Insured A now performing all the duties of his or her regular occupation on a full-time basis at the usual place of
---       business?
          yes _____ no _____           (if "no," explain in Remarks. Include date of last full-time work)

====================================================================================================================================
----------
Insured B: Name (Print name as it is to appear on the policy.)
----------
---
1b.       First             Middle          Last   Sex          Insurance       Birthdate Birthplace     Relationship
---                                                               Age                                   (to Insured A)

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Social Security Number              Driver's License Number     License State   Marital Status    (circle one)
                                                                                single / married / windowed / divorced / separated
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---
2b.        Address (for MILITARY personnel, Home = Home of Record; Business = Present Address; Business address will be billed)
---
Mail to:   [_] Home ________________________________________________________________________________________________________________
           [_] Business ____________________________________________________________________________________________________________
                            number  street                      city                 state        zip    county
---
3b.       Phone Number -            Home(area code) ____#________          Preferred Calling Time: a.m.____  p.m.____
---       (where proposed insured can be contacted)
                                    Business(area code)____#________      #Preferred Calling Time: a.m.____  p.m.____
---
4b.       a) Occupation: (exact duties)     b) Employer's Name and Address           c) For Military Business
---       --------------------------------------------------------------------------------------------------------------------------
                                                                                     Branch of Service _____________________________
                                                                                     Pay grade _____________________________________
                                                                                     Estimated discharge date    (mo/yr)_____/______
                                                                                     Is Insured a dependent?     yes _____  no _____
---       --------------------------------------------------------------------------------------------------------------------------
5b.       Currently or during the past 12 months, has Insured B:                 6b. Height: ft._ in.__  Weight: ______ lbs.
---       a) smoked one or more cigarettes?      yes ____     no ____                Any weight gain or loss in last 6 months?
          b) used another form of nicotine?      yes ____     no ____                Weight gain ______
          If "yes," specify type:   pipe __ chewing tobacco __                       Weight loss ______  lbs.______none_____
          nicotine gum ___  cigar ___       other ________                                                    (gain or loss)

---
7b.       Is Insured B now performing all the duties of his or her regular occupation on a full-time basis at the usual place of
---       business?
          yes ______         no ______       (if "no," explain in Remarks. Include date of last full-time work)

====================================================================================================================================
----------------------------
8.        Name of Applicant:       Insured A _______ Insured B _______
----------------------------       Other: Full Name ________________________________________________________________________________
                                          Address: _________________________________________________________________________________


93-400                                                                                                       Form No. 15380 (1/2002)
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    ----------------
    Plan Information
    ----------------
---
9.  Plan: ____________ Face Amount: ________________ Target Amount: ____________________
---
    Riders/Benefits
    Death Benefit Option:
       Option 1 ___ Option 2 ___
    __ 4 Year Term Insurance Plan (EPR)                           Amount     $
    __ Waiver of Specified Premium                                Amount     $
    __ Guaranteed Death Benefit to Age 100 Rider (LLP)
    __ Interactive Term Rider (ITR)
    __ Guaranteed Death Benefit                                   Ins A __      Ins B __
    __ Disability Waiver of Monthly Deduction Benefit Rider:      Ins A __      Ins B __
    __ Other:_____________________________________________
       Have Preferred Premiums been quoted?          Ins A:       Yes ____ No ____       Ins B: Yes ____   No ____
--------------------------------------------------------------------------------------------------------------------------
---
10.    Premium Frequency: ________________                                      Have you received a copy of the
---                                                                             Temporary Insurance Agreement?

       Scheduled Premium amount                   $____________
                                                                                          Yes _____      No _____
       Amount Paid:             None _____        $____________
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-----------------------------------------------                        ---------------------------
11. Complete if specific Policy Date requested:                        12. Automatic Premium Loan:       Yes ___  No ___
-----------------------------------------------                        ---------------------------
    a) ___/___/___  (mo./day/yr.)
    b) Date Policy to save age of Insured A: Yes _____  No _____           (not available on Adjustable Life Plans)
       (to save age of Insured B, specific policy date must be requested)

--------------------------------------------------------------------------------------------------------------------------
-------------------
13. Special Market: GA Method___________________________________  Common Remitter Plan Number_____________________________
-------------------                                                                                (if established)

----------------
14. Replacement:    Will coverage applied for replace or modify existing life insurance or annuities?   Yes ___ No ___
----------------    If "yes":     Life _____           Annuity _____         Group _____
                    Is this a 1035 Exchange?         Yes ____           No ____   (Submit any required replacement forms.)
    Insured A: Policy Number: _______________________               Insured B: Policy Number: ________________________
    Amount: $ _________________   Issue Year ________               Amount: $  __________________  Issue Year ________
    Company: ________________________________________               Company: _________________________________________
--------------------------------------------------------------------------------------------------------------------------
----------------
15. Beneficiary:    Unless otherwise specified, joint beneficiaries will receive equally, or the surviving benificiary(ies)
---------------     will receive entire proceeds, subject to Policy Provisions:

    1st: _____________________________________________________________________________________________  if living: if not:
          Full Name                       Relationship to Insured       [_] A        [_] B  [_] Both
    2nd: _____________________________________________________________________________________________  if living: if not:
          Full Name                       Relationship to Insured       [_] A        [_] B  [_] Both
    3rd: _____________________________________________________________________________________________  if living: if not:
          Full Name                       Relationship to Insured       [_] A        [_] B  [_] Both
          The Executors or Administrators of the last surviving Insured, OR         [_] Other (Use "Remarks" Section)

--------------------------------------------------------------------------------------------------------------------------
-----------------------
16. Ownership (Rights):     During the lifetime of any insured, all rights belong to:
-----------------------
    __ The Insureds Jointly or the survivor
OR: __ Name of Trust or Plan ___________________________       If rightsholder is other than one or both of the Insureds:
       Trustee: ________________________________________       __________________________________________________________
       Grantor: ________________________________________       Name and relationship to insured
       Date of Trust: __________________________________       __________________________________________________________
                                                               Street Address

OR: __ Other                                                   __________________________________________________________
                                                               City                          State      Zip       County
       If "other" is checked above, final rightsholder is:     Soc. Sec./Tax I.D. No.: __________________________________
    __ the Insureds jointly, or the survivor, OR
    __ the executors or administrators of: _____________

93-400                                                                                            Form No. 15380 (1/2002)
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--------------------------------------
17.      Attained Age Term Conversion: (Do not use if increase to existing Adjustable Life.)
--------------------------------------
a)       Original Policy Numbers:                                    a)  Original Policy Numbers:
         Insured A: _______________________________________               Insured B: ________________________________________
b)       Conversion From                         Date of Issue       b)  Conversion From                            Date of Issue
          Term Policy             (mo./day/yr.)    __/__/__               Term Policy         (mo./day/yr.)          __/__/__
          Term Rider              (mo./day/yr.)    __/__/__               Term Rider          (mo./day/yr.)          __/__/__
          Other                   (mo./day/yr.)    __/__/__               Other               (mo./day/yr.)          __/__/__
c)        Conversion Date___________________________________         c)  Conversion Date_____________________________________
         (no later than date to which premiums are paid on original      (no later than date to which premiums are paid on original
         policy)                                                         policy)
d)       Any term balance remaining after conversion shall be:       d)  Any term balance remaining after conversion shall be:
         continued, if allowed ___ discontinued ___                      continued, if allowed ___       discontinued ___
e)       For Adjustable Life only:                                   e)  For Adjustable Life only:
          apply Term Conversion Credit as:                                apply Term Conversion Credit as:
          Dump-in ___ OR  Defer ___                                       Dump-in ___     OR       Defer ___
                          (New policy subject to all rights and interests of any assignee of original policy.)
------------------------------------------------------------------------------------------------------------------------------------
-------------------------------
18.      Financial Information:                          Insured A                   Insured B     Applicant (if other than insured)
-------------------------------
         Total Annual Income:      Current Year:     $ _______________          $ _______________    $ _______________
         (less any tax deductible    Prior Year:     $ _______________          $ _______________    $ _______________
         business expense)            Net Worth:     $ _______________          $ _______________    $ _______________
                  Total Life Insurance in force:     $ _______________          $ _______________    $ _______________
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---                                                                                            Insured A         Insured B
19.      Has either proposed Insured ever been convicted of an alcohol or drug
---      related driving offense, or had a driver's license suspended or revoked?              Yes ____  No ____ Yes ____   No ____
---
20.      Within the past 2 years has either proposed insured:
---
(a)      (i) Been convicted of two or more moving motor vehicle violations?                    Yes ____  No ____ Yes ____   No ____
         (ii) flown as a pilot or crewmember, or engaged in parachuting, hang
         gliding, ballooning, motorized racing, or underwater diving below 60 feet?            Yes ____  No ____ Yes ____   No ____
         (iii) operated a motorcycle?                                                          Yes ____  No ____ Yes ____   No ____
(b)      Does any proposed insured intend to engage in any activity in
         question #20a(ii) in the future?                                                      Yes ____  No ____ Yes ____   No ____
                 (If "yes" to any of 20a (i), a (ii), or b, complete Automobile/Aviation/Avocation Information Section.)

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---
21.      Has any proposed Insured: (Circle the applicable item)                                Insured A         Insured B
---
         a) ever been medically diagnosed, medically treated for, or had symptoms of heart trouble, heart murmur, chest pain, stroke,
         high blood pressure, diabetes, cancer or tumor?                                       Yes ____  No ____ Yes ____   No ____
         b) ever used cocaine, heroin, LSD, marijuana or any other narcotic
         drug or controlled substance except as prescribed by a physician?                     Yes ____  No ____ Yes ____   No ____
         c) during the past 2 years had a physical exam?                                       Yes ____  No ____ Yes ____   No ____
               prompted by symptoms?                                                           Yes ____  No ____ Yes ____   No ____
               findings normal?                                                                Yes ____  No ____ Yes ____   No ____
         d) during the past 5 years had any illness, surgery or injury requiring
         treatment by a physician, hospital or other medical facility?                         Yes ____  No ____ Yes ____   No ____
         e) during the past 5 years been treated or counseled for mental or emotional trouble, neurological disorder or the use of alcohol or
         drugs by a physician, counselor, psychologist, hospital or clinic?                    Yes ____  No ____ Yes ____   No ____
         f) during the past 10 years been diagnosed with or treated for AIDS
         or HIV infection by a member of the medical profession?                               Yes ____  No ____ Yes ____   No ____
                                    (If "yes" to any part of this question, include details in question 24)
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---
22.      Is any proposed Insured (i) receiving special training or therapy                     Insured A         Insured B
---      because of a physical or mental disability or (ii) unable to participate
         actively at work or school or (iii) unable to perform normal activities?              Yes ____  No ____ Yes ____   No ____
         (If "yes", give details below)

         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------

93-400                                                                                                      Form No. 15380 (1/2002)
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----------------------------------
23. Personal Physician Information
----------------------------------
       Insured A:                                                  Insured B:
       Dr. Name _______________________________________________    Dr. Name _______________________________________________
       Address ________________________________________________    Address ________________________________________________
       ________________________________________________________    ________________________________________________________
       Phone Number _____________  # __________________________    Phone Number _____________  # __________________________
       Date last seen: ___________ (mo./day/yr.) __/__/__          Date last seen: ___________ (mo./day/yr.) __/__/__
------------------------------------------------------------------------------------------------------------------------------------
---------------------------
24.    Details of all "yes" answers for Question 21. For any checkup or routine examination, indicate what symptoms, if any,
---------------------------
       prompted it and include results of the examination and any special tests. Include clinic identification number if applicable.
------------------------------------------------------------------------------------------------------------------------------------
Question      Insured       Illness, Treatment and           Onset       Recovery  If disabled,  Doctor, Clinic or Hospital,  Pre-
Number       (specify)        Number of Attacks               Date         Date     how long?      Complete Address, and     payment
(21 a,b,c,              (including specific diagnosis       mo/day/yr    mo/day/yr (in months)         Phone Number           Fee
d,e or f)     A    B           and medication)
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-------------
Life Remarks:
-------------







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93-400                                                                                                       Form No. 15380 (1/2002)

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               AUTOMOBILE/AVIATION/AVOCATION INFORMATION SECTION
             (Complete only if any of question #20 is answered yes)
   (If question #20 is answered "yes" for both Insured A and Insured B, use 2 separate forms

INSURED A [_]

---
25.     Automobile Driving Record
---
a)      Driver License Nos. ____________________________________________
        States of __________ Expiration Date: (mo./yr.) __/__
b)      Have you ever been convicted of driving while under
        the influence of alcohol or drugs?    yes ___   no ___
        How many times? __________
        Conviction Dates:(mo./yr.)
c)      Number of moving violations you have been
        convicted of in the past?                       ___
        How many speeding violations?                   ___
                         Speeding Date     Speed Limit    Speed Attained
        (mo./yr.)      ________________   _____________   ______________
d)      Have you ever had your driver's license suspended
        or revoked?                           yes ___   no ___
        If yes: Date Suspended/  For how      Date
                Revoked          long         Restored
        (mo./yr.)   __________   __________   ______________

---
26.     Aviation
---
a) Have you flown an aircraft within the past 2 years as a pilot or crew member, or do you intend to do so in
        the future?                           yes ___   no ___
b)      Date of last flight as pilot?        (mo./yr.) __/__
c)      Type of aviation license or certificate now held?
        Student  ___       Private  ___       Commercial ___
        Military ___       Instructor ___     Other ___
        Date of Issue:                        (mo./yr.) __/__
        Do you intend to renew?               yes ___   no ___
d)      Total hours flown as pilot?           ________________
e)      Have you ever done any test flying, or do you intend
        to do so?                             yes ___   no ___
        (If "yes," explain in "Remarks.")
f)      Do you have an Instrument Flight Rating (IFR)?
                                              yes ___   no ___


-------------------------------------------------------------------------------
   Type of Flying                               Hrs Flown          Probable
                                               Past 12 Mos        Flying Hrs
                                                                  Next 12 Mos
-------------------------------------------------------------------------------
     Scheduled Airlines
-------------------------------------------------------------------------------
     Employer Owned Plane
     (for business transportation)
-------------------------------------------------------------------------------
     Private Plane
     (for pleasure or business)
-------------------------------------------------------------------------------
     Nonscheduled Airlines
     (explain in "Remarks")
-------------------------------------------------------------------------------
     Charter
-------------------------------------------------------------------------------
     Flight instructions as instructor
-------------------------------------------------------------------------------
     Military (include duties and
     type of aircraft in "Remarks")
-------------------------------------------------------------------------------
     Other flying
     (explain in "Remarks")
-------------------------------------------------------------------------------

g)      If either is necessary under Company rules, which of
        the following do you prefer?
          Full aviation coverage at an extra premium    ____
          Restricted aviation coverage
             without extra premium                      ____


INSURED B [_]

---
27.      Avocations
---
a)       Motor Vehicle Racing
         1. Racing Status:       Professional ___      Amateur ___
         2. Type of vehicle you race:
            Stock Car ___        Sports Car ___
            Dragster ___         Midget Car ___
            Boat ___             Motorcycle ___
         3. Exact description of vehicle (Formula 1,
            Thunderboat, etc.) ___________________________________
         4. Type of track:
            Paved ____           Dirt ____             Other _____
         5. Type of Race:
            Speed ____           Hill Climbing ____    Other _____
            Rally ____           Dragstrip ____
         6. Number of Races in last 12 months:
            Maximum Speed: ____________________ mph
            Date of last race:                  (mo./yr.)  __/__
b)       Underwater Diving
         1. Do you dive for:
            Pleasure only____    Pleasure and employment ____
         2. Number of dives in last 12 months to:
            60ft____             61-75ft____    76-100ft____
            101-150ft____             over 150ft____
         3. Date of last dive below 60ft:       (mo./yr.) __/__
         4. Do you dive alone?                   yes __  no ___
c)       Parachute Jumping
         1. Are you a member of a Parachute Club which
            adheres to PCA safety rules and regulations?
                                                yes __   no ___
         2. Total Number of Jumps made:
         3. Date of last jump:                  (mo./yr.) __/__
d)       Gliding
         1. Glide Status:  Professional ______   Amateur ______
         2. Type of aircraft used:
            Hang glider ___      Sailplane ___         Other ___
                      (If sailplane, also complete Question 26.)
         3. Are you affiliated with a hang glider club?
                                                yes __   no __
         4. Maximum altitude achieved:
            to 50ft ___             over 50ft ___
         5. Total number of flights made:   _________________
         6. Number of flights in last 12 months: ____________
         7. Date of last flight:              (mo./yr.) __/__
e)       Ballooning
         (Complete the following questions and Question 26.)
         1. Do you fly over:
            land only____         land and water____
         2. Type of Balloon:     Hot Air___               Gas___
--------------------------------------------------------------------------------
   Do you anticipate future participation in any of the
   above avocations?                             yes ___   no ___
   Do you anticipate future participation in any other
   avocations?                                   yes ___   no ___
   (If "yes," give details in "Remarks.")
--------------------------------------------------------------------------------
Remarks:

--------------------------------------------------------------------------------
FOR HOME OFFICE USE ONLY: Any Home Office corrections and amendments made after the application was signed are shown either in this space or on a separate form requiring signed ratification.






--------------------------------------------------------------------------------
93-400                                                   Form No. 15380 (1/2002)

I represent the statements and answers in this application to be true and complete to the best of my knowledge and belief. I offer them to the appropriate MONY Company to induce it to issue the policy or policies and to accept the payment of premiums thereunder.

I agree that: (1) Payment of the first premium, if after the application date below, will mean that I represent that such statements and answers would be the same if made at the time of such payment; (2) no one but an Executive Officer of the Company may change any contract or waive any of its provisions; (3) when coverage takes effect: if a policy is issued exactly as applied for and required cost has been received, the policy will take effect on the date we authorize its delivery or on any later requested Policy Date. If a policy is issued either (a) other than as applied for, or (b) exactly as applied for but any required cost remains unpaid, the policy will take effect on the date it is delivered, provided its delivery and payment of any required cost are made while each person to be insured is living. But, in any case, a policy will not take effect for any situations before the date indicated: (a) for the exercise of a Term Conversion (Question 17); (b) for a Government Allotment authorization, its Policy Date. "Required Cost" in the case of a Term Conversion is the full first premium. In any other case, "required cost" is the amount necessary to put the policy in force. (4) Acceptance of any policy issued will ratify any correction in or amendment to the application noted by the Company in the space provided in the "FOR HOME OFFICE USE ONLY" section of the application. A Copy of the application attached to the policy will be sufficient notice of the change made. If the laws where the application is made so require, any change of amount, class of risk, age at issue, plan of insurance or benefits must be ratified in writing.

Under the penalties of perjury, I certify that:

The number shown under Question 1a, 1b, or 16 on the application is the correct taxpayer identification number of the rightsholder(s) (or the rightsholder(s) are waiting for a number to be issued). I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding (does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contribution to an individual retirement arrangement (IRA), and payments other than interest and dividends.)

I authorize the following persons/organizations to release the following types of information about me. "I" means each insured.

Persons/Organizations: Any physician, health care provider or medical practitioner; any hospital, clinic or other medically related facility; any insurer (particularly MIB member companies from whom MONY may request code details); any reinsurer; any consumer reporting agency or Medical Information Bureau ("MIB"); financial source; employer; or government unit.

Types of Information: Mental and physical health; other insurance coverage; hazardous activities; character; general reputation; finances; occupation; avocation; motor vehicle driving record; and other personal traits. I further understand that the specific types of information to be disclosed may, if applicable, include: diagnosis, prognosis, and treatment for physical and/or emotional illness, including treatment of alcohol or substance abuse for any admission (information protected by federal regulation 42 CFR Pt. 2); diagnosis, prognosis, and treatment of HIV infection, including HIV test results, sometimes described as "AIDS Confidential Information"; and diagnosis, prognosis and treatment of serious communicable disease or infection, including sexually transmitted diseases. This information will cover all admissions.

Purposes: Underwriting all life and disability income insurance application(s) made by me and my immediate family members; claim purpose (contestable investigations); obtaining consumer reports and motor vehicle driving records.

Duration: This is valid for 24 months, but I may revoke it. Actions taken by MONY before its receipt of notice of the revocation will be valid.

Acknowledgments: I understand that I may obtain a copy of this form and that a copy will be as valid as the original. I also understand that MONY may send some information to MIB, MIB member companies to whom I apply for insurance, reinsurers, MONY employees and contractors who perform services related to this application. I acknowledge that I have been given a copy of "MONY's Information Practices and the Underwriting Process," which includes a notice about an investigative consumer report and MIB.

Dated at (City and State)__________________________________on___________________

X__________________________________________   X_________________________________
       (Signature of Insured A)                        (Signature of Insured B)

Relationship between Insureds:__________________________________________________

Signature of Applicant (if other than one of the Insureds), who agrees to be bound by the representations and agreements in this and in any other part of this application.

X_______________________________________________________________________________
    Signature of: Applicant [_]    Owner (Rightsholder) [_]     (Address)

Relationship to Insured A:_____________   Relationship to Insured B:____________

X_______________________________________________________________________________
   Field Underwriter (Licensed Agent)

93-400                                                   Form No. 15380 (1/2002)

             PROVISIONS OF THE TELEPHONE/FAX AUTHORIZATION PRIVILEGE

MONY Life Insurance Company ("MONY") and MONY Life Insurance Company of America ("MONY America") ("MONY" and "MONY America" collectively referred to as the "Company") have adopted the procedures set forth below to seek to prevent transfers among the subaccounts of variable insurance contracts issued by the Company from being made based upon unauthorized telephone instructions. The Company believes that the procedures adopted are reasonable and also reflect procedures prevalent in the industry. Accordingly, a purchaser of a variable life insurance policy or a variable annuity contract issued by the Company ("rightsholder/contractholder") who elects to make, or to authorize a registered representative of MONY Securities Corporation to make at such Rightsholder/Contractholder's specific instruction for each transfer, transfers of values among subaccounts by telephone assumes the risk of any loss in the event that such instructions are not genuine. It is, therefore, extremely important that a Rightsholder/Contractholder take extreme care not to disclose information about themselves or their contracts or policies to persons whom the Rightsholder/Contractholder would not want to authorize to make telephone transfers.

1. A Rightsholder/Contractholder may elect to have transfers of values among the subacounts of variable accounts made by telephone ("Telephone Transfer") only upon completion, execution, and return of the form provided by the Company for that purpose or the authorization contained on the variable insurance contract application or the authorization contained on the variable insurance contract application which, among other things, acknowledges the agreement to the procedures set forth below. Unless the Rightsholder/Contractholder signs the form provided by the Company or the authorization contained on the variable insurance contract application and that form or application is received and accepted by the Company at its Syracuse Operations Center, a Rightsholder/Contractholder will not have Telephone Transfer privileges.

2. Only the Rightsholder/Contractholder, or by specific written designation by the Rightsholder/Contractholder, a registered representative of the MONY Securities Corporation who is also a field underwriter of MONY and who (i) has specific authority for each transfer, and (ii) is the primary field underwriter/registered representative as designated on the Application (or, if such person is no longer a MONY field underwriter and/or MSC registered representative, then the registered representative assigned to the case) ("MSC designated representative"), may initiate a Telephone Transfer by calling a telephone number specifically designated by the Company from time to time for that purpose. A Rightsholder/Contractholder must give specific direction to the MSC designated representative each time the Rightsholder/Contractholder wishes to direct a Telephone Transfer. Rightsholders/Contractholders who authorize telephone transfers to be made by an MSC designated representative assume the risk that any Telephone Transfer made at the direction of such MSC designated representative was not, in each instance, in fact authorized.

3. The Rightsholder/Contractholder, or if so designated a MSC designated representative at the specific direction of the right sholder/contractholder, shall call the designated telephone number, and provide the following information:

        a. name of rightsholder/contractholder
        b. name of person calling
        c. name of insured/annuitant
        d. date of birth of insured/annuitant
        e. policy or contract number
        f. social security account number or insured/annuitant
        g. daytime telephone number

4. The Company will compare the information provided in paragraph 3 above, with that contained in the records of the Company and if such information matches the information in the records of the Company, the telephone instructions will be accepted by the Company.

5. The Company will record each telephone instruction and will retain such recording for a period of not less than 6 months from the date the telephone instruction was given by or on behalf of the contractholder. The rightsholder/contractholder and the MSC designated representative hereby consent to such recording and retention.

6. The Telephone Transfer instruction will be executed at the net asset value next calculated by the Company if the Telephone Transfer instruction is received before 3:00 P.M. (Eastern Time) on a day on which the New York Stock Exchange is open for business. If the New York Stock Exchange is not open for business on the day of receipt, the Telephone Transfer instruction will be executed at the net asset value calculated at the close of business on the first day thereafter on which the New York Stock Exchange is open for business.

7. The Company will send a confirmation of the transfer to the rightsholder/contractholder at the address on the records of the Company within 5 days from the date of the telephone call.

8. If the Rightsholder/Contractholder does not contact the Company within 20 calendar days from the date of mailing of the confirmation, the authenticity of the MSC designated representative's instructions and the prior direction of the MSC designated representative, as reflected in the confirmation, shall be conclusively presumed.

9. Should the Company impose a transfer fee under a variable insurance contract, there will be a deduction of that charge from the subaccount from which any such transfer is made; it being understood that each direction which transfers values from one subaccount to another is considered a separate transfer request, even though made in the same telephone call.

10. By accepting a Telephone Transfer, the Company will have no liability for actions taken pursuant to Telephone Transfers so long as the Company follows the guidelines set forth above, unless a rightsholder/contractholder notifies the Company (and such notice, if orally given, is confirmed in writing, postmarked within 2 working days from the date of such oral notice and received within 7 calendar days from the date of the postmark) that a transaction shown in a confirmation of the Telephone Transfer was not authorized by the rightsholder/contractholder. In the event an unauthorized transaction is discovered by the rightsholder/contractholder, the Company's only responsibility, assuming the Company followed the procedures in these guidelines, is to reverse the transfer made as a result of the unauthorized Telephone Transfer instruction at the net asset value next calculated following receipt of the notice from the rightsholder/contractholder. This reversal, if made upon notice orally given, will not be effective unless the written confirmation is actually received within the time period set forth in this paragraph. The effect of these provisions is to place the risk of loss for unauthorized Telephone Transfer instructions on the rightsholder/contractholder.

11. The Company reserves the right to withdraw Telephone Transfer privileges, to terminate the Telephone Transfer program, and to modify any of the foregoing procedures at any time upon notice to the Rightsholder/Contractholder who has filed an election on the form provided by the Company. Holders of variable contracts whose executed form provided by the Company has not been received and accepted by the Company prior to any such change, shall not be entitled to notice.

            POLICY NUMBER(S)           _______________              AGENCY _____
                                       _______________                     _____
                                       _______________                     _____
TEMPORARY LIFE INSURANCE AGREEMENT
(Subject to all of the provisions below)
Application to:
                                                            MONY Life Insurance
 "We", "us" and "our" refer to the insurance company.       Company of America

RECEIPT (Must check one box below)

We received $_______________ on the date of this Agreement from the proposed Insured or applicant in connection with an application for a life insurance policy made to us on ______________________________________ (the application date).

We received an official military verification of a Government Allotment authorized in the amount of $_______________ in lieu of cash. (See "Conditions Precluding Coverage Under This Agreement" section, item number 4 on the reverse side.)

We received a remitter plan agreement guaranteeing the payment of the first full premium, reckoned from the plan's next common due date, in lieu of cash. (See "Conditions Precluding Coverage Under This Agreement" section, item number 3, on the reverse side.)
--------------------------------------------------------------------------------
AGE, HEALTH AND WORK QUESTIONS

Nothing in this section applies - and questions should not be answered - for
Term Conversions where no excess amount is involved.                                            Insured A          Insured B

A.       Is either proposed Insured under 15 days of age or over age 70?                      Yes ___ No ___     Yes ___     No ___
B.       Has any person proposed for insurance:
         1. Within the past 90 days, consulted a physician or other medical practitioner and been advised to have:
            a) any diagnostic test which:
               (i)  has not yet been performed?                                               Yes ___ No ___     Yes ___     No ___
               (ii) has been performed but the result of the test are not yet
                    known to such person?                                                     Yes ___ No ___     Yes ___     No ___
            b) any surgery not yet performed?                                                 Yes ___ No ___     Yes ___     No ___
         2. Within the past 2 years, been diagnosed or treated for heart trouble, stroke or cancer, or had such treatment recommended by a physician
            or other medical practitioner?                                                    Yes ___ No ___     Yes ___     No ___
         3. During the past 10 years been diagnosed or treated for AIDS, or
            HIV infection by a member of the medical profession?                              Yes ___ No ___     Yes ___     No ___

If any of A or B is answered YES or LEFT BLANK, no Field Underwriter or other person is authorized to accept money, and NO INSURANCE will take effect under this Agreement.
--------------------------------------------------------------------------------
Be sure to read all of the provisions on the reverse side before signing.
--------------------------------------------------------------------------------

If the application has been completed prior to the date of this Agreement, the undersigned(s) hereby reaffirm that the statements and answers in that application would be the same if made on the date of this Agreement. THE UNDERSIGNED(S) HAVE RECEIVED A COPY OF AND HAVE READ BOTH SIDES OF THIS AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE AND COMPLETE TO THE BEST OF THE KNOWLEDGE AND BELIEF OF THE UNDERSIGNED(S), WHO UNDERSTAND AND AGREE TO ALL OF THE TERMS OF THE AGREEMENT.

Dated at (City and State)____________________________________on_________________

X__________________________________________   X ________________________________
      (Signature of Insured A)                       (Signature of Insured B)

Relationship between Insureds:_______________________________

Signature of Applicant (if other than proposed Insured) who agrees to be bound by the representations and agreements in this and any other part of this application.

X ______________________________________________________________________________
      (Name)                            (Complete Address of Applicant)

Relationship to Insured A:_____________ Relationship to Insured B:______________

Countersigned by ________________________________________________
Field Underwriter (Licensed Agent)

TIA-LS-93       HOME OFFICE COPY                         Form No. 15380 (1/2002)

AMOUNT OF COVERAGE - $500,000 MAXIMUM

The amount of coverage for any person covered by temporary insurance under this Agreement and any other such Temporary Insurance Agreement(s) will be the lesser of: (a) the amount applied for on that person in Question 9 of the application, including any amount payable under the terms of any additional benefit riders; and (b) $500,000.

If any insurance becomes payable under this Agreement, we will deduct from those proceeds any amount needed to pay the cost of that insurance. Any part of the payment acknowledged in RECEIPT which is in excess of the amount needed to pay the cost of any insurance becoming payable under this Agreement will be refunded.

--------------------------------------------------------------------------------

DATE COVERAGE STARTS

Any temporary insurance under this Agreement will start on the latest of:
1.   The date of this Agreement.
2. Any specific policy date requested. (This does not apply to a request for special term insurance. Nor does it apply if payment of the first premium has been guaranteed by a Common Remitter.)
3.   The Conversion Date, for any Term Conversion requested in the application.

--------------------------------------------------------------------------------

CHANGE IN INSURABILITY

Any change in insurability after the later of the dates in (a) and (b) below will not be considered by us in determining any person's insurability for a policy or rider applied for:
(a) the date of this Agreement;
(b) if any medical exams and tests are initially required by our published rules, the date of completion of the last of those exams and tests.

--------------------------------------------------------------------------------

DATE COVERAGE ENDS - 90 DAY MAXIMUM
The temporary insurance under this Agreement will end automatically on the earliest of:
1. For a policy issued exactly as applied for, the date the policy takes effect. The policy will replace the temporary insurance.
2. For a policy issued other than as applied for, the earlier of: (a) the date the policy takes effect; and (b) the 15th day after we authorize the policy for delivery. The policy will replace the temporary insurance.
3. The date any policy issued under the application is refused by the applicant.
4. The 45th day after the date of this agreement if the last of any medical exams and tests initially required by our published rules is not completed.
5. 5 days after the date we decline the application, or the date the insured(s) or Applicant(s) learn of the declination, if earlier. Any monies should be refunded immediately.
6.   In any case, the 90th day after the application date.
The payment acknowledged in RECEIPT will be refunded (without interest) if any temporary insurance under this Agreement ends (other than because of death) without a policy replacing it.

--------------------------------------------------------------------------------

CONDITIONS PRECLUDING COVERAGE UNDER THIS AGREEMENT
No insurance will take effect under this Agreement if any of the following applies:
1. Any material misstatement or answer is made in the application or in this Agreement.
2. The check, draft or money order (tendered under the Receipt section) is dishonored when presented for payment.
3. The Common Remitter plan agreement for your policy is cancelled, or the first full premium on Common Remitter is not received within 90 days from the date of the application.
4. If the Government Allotment authorization is cancelled or we do not receive the first allotment payment: (a) within the ordinary time for processing; and (b) in any case, within 90 days from the date of application.

--------------------------------------------------------------------------------

TERMS, CONDITIONS AND LIMITATIONS
1. Temporary insurance will be granted to each person to be insured, only if the equivalent of one monthly premium is collected, and all "Age, Health, and Work Questions" are answered NO for each insured.
2. The temporary insurance under this Agreement is subject to the terms, conditions and limitations of the policy applied for, including any additional benefit riders and beneficiary designations, and to the terms of this Agreement.
3. No insurance will take effect under this Agreement if the proposed insured's death results from suicide. Our liability is limited to the return of premium(s) in the event of suicide.
4. NO ONE IS AUTHORIZED TO WAIVE OR MODIFY ANY OF THE PROVISIONS OF THIS AGREEMENT.

HOME OFFICE COPY                                         Form No. 15380 (1/2002)

                            POLICY NUMBER(S) _______________        AGENCY _____
                                             _______________               _____
                                             _______________               _____
TEMPORARY LIFE INSURANCE AGREEMENT
(Subject to all of the provisions below)
Application to:
                                                           MONY Life Insurance
"We", "us" and "our" refer to the insurance company.       Company of America

RECEIPT (Must check one box below)
We received $__________ on the date of this Agreement from the proposed Insured or applicant in connection with an application for a life insurance policy made to us on ____________________________ (the application date).

We received an official military verification of a Government Allotment authorized in the amount of $ ______________ in lieu of cash. (See "Conditions Precluding Coverage Under This Agreement" section, item number 4 on the reverse side.)

We received a remitter plan agreement guaranteeing the payment of the first full premium, reckoned from the plan's next common due date, in lieu of cash. (See "Conditions Precluding Coverage Under This Agreement" section, item number 3, on the reverse side.)

--------------------------------------------------------------------------------

AGE, HEALTH AND WORK QUESTIONS

Nothing in this section applies - and questions should not be answered - for Term Conversions where no excess
amount is involved.                                                                           Insured A          Insured B
A.       Is either proposed Insured under 15 days of age or over age 70?                      Yes ___ No ___     Yes ____    No ___
B.       Has any person proposed for insurance:
         1. Within the past 90 days, consulted a physician or other medical practitioner and been advised to have:
            a) any diagnostic test which:
               (i)  has not yet been performed?                                               Yes ___ No ___     Yes ____    No ___
               (ii) has been performed but the result of the test are not yet
                    known to such person?                                                     Yes ___ No ___     Yes ____    No ___
            b) any surgery not yet performed?                                                 Yes ___ No ___     Yes ____    No ___
         2. Within the past 2 years, been diagnosed or treated for heart trouble, stroke or cancer, or had such treatment recommended by a physician
            or other medical practitioner?                                                    Yes ___ No ___     Yes ____    No ___
         3. During the past 10 years been diagnosed or treated for AIDS, or
            HIV infection by a member of the medical profession?                              Yes ___ No ___     Yes ____    No ___

If any of A or B is answered YES or LEFT BLANK, no Field Underwriter or other person is authorized to accept money, and NO INSURANCE will take effect under this Agreement.
--------------------------------------------------------------------------------
Be sure to read all of the provisions on the reverse side before signing.
--------------------------------------------------------------------------------
If the application has been completed prior to the date of this Agreement, the undersigned(s) hereby reaffirm that the statements and answers in that application would be the same if made on the date of this Agreement. THE UNDERSIGNED(S) HAVE RECEIVED A COPY OF AND HAVE READ BOTH SIDES OF THIS AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE AND COMPLETE TO THE BEST OF THE KNOWLEDGE AND BELIEF OF THE UNDERSIGNED(S), WHO UNDERSTAND AND AGREE TO ALL OF THE TERMS OF THE AGREEMENT.

Dated at (City and State)_________________________________ on___________________

X____________________________________     X_____________________________________
      (Signature of Insured A)                      (Signature of Insured B)

Relationship between Insureds:__________________________________________________

Signature of Applicant (if other than proposed Insured) who agrees to be bound by the representations and agreements in this and any other part of this application.

X_______________________________________________________________________________
      (Name)                               (Complete Address of Applicant)

Relationship to Insured A:____________  Relationship to Insured B:______________

Countersigned by_________________________________________________
Field Underwriter (Licensed Agent)

TIA-LS-93         APPLICANT'S COPY                       Form No. 15380 (1/2002)

AMOUNT OF COVERAGE - $500,000 MAXIMUM

The amount of coverage for any person covered by temporary insurance under this Agreement and any other such Temporary Insurance Agreement(s) will be the lesser of: (a) the amount applied for on that person in Question 9 of the application, including any amount payable under the terms of any additional benefit riders; and (b) $500,000.

If any insurance becomes payable under this Agreement, we will deduct from those proceeds any amount needed to pay the cost of that insurance. Any part of the payment acknowledged in RECEIPT which is in excess of the amount needed to pay the cost of any insurance becoming payable under this Agreement will be refunded.

--------------------------------------------------------------------------------

DATE COVERAGE STARTS
Any temporary insurance under this Agreement will start on the latest of:
1.   The date of this Agreement.
2. Any specific policy date requested. (This does not apply to a request for special term insurance. Nor does it apply if payment of the first premium has been guaranteed by a Common Remitter.)
3.   The Conversion Date, for any Term Conversion requested in the application.

--------------------------------------------------------------------------------

CHANGE IN INSURABILITY
Any change in insurability after the later of the dates in (a) and (b) below will not be considered by us in determining any person's insurability for a policy or rider applied for:
(a) the date of this Agreement;
(b) if any medical exams and tests are initially required by our published rules, the date of completion of the last of those exams and tests.

--------------------------------------------------------------------------------

DATE COVERAGE ENDS - 90 DAY MAXIMUM
The temporary insurance under this Agreement will end automatically on the earliest of:
1. For a policy issued exactly as applied for, the date the policy takes effect. The policy will replace the temporary insurance.
2. For a policy issued other than as applied for, the earlier of: (a) the date the policy takes effect; and (b) the 15th day after we authorize the policy for delivery. The policy will replace the temporary insurance.
3. The date any policy issued under the application is refused by the applicant.
4. The 45th day after the date of this agreement if the last of any medical exams and tests initially required by our published rules is not completed.
5. 5 days after the date we decline the application, or the date the insured(s) or Applicant(s) learn of the declination, if earlier. Any monies should be refunded immediately.
6.   In any case, the 90th day after the application date.
The payment acknowledged in RECEIPT will be refunded (without interest) if any temporary insurance under this Agreement ends (other than because of death) without a policy replacing it.

--------------------------------------------------------------------------------

CONDITIONS PRECLUDING COVERAGE UNDER THIS AGREEMENT
No insurance will take effect under this Agreement if any of the following applies:
1. Any material misstatement or answer is made in the application or in this Agreement.
2. The check, draft or money order (tendered under the Receipt section) is dishonored when presented for payment.
3. The Common Remitter plan agreement for your policy is cancelled, or the first full premium on Common Remitter is not received within 90 days from the date of the application.
4. If the Government Allotment authorization is cancelled or we do not receive the first allotment payment: (a) within the ordinary time for processing; and (b) in any case, within 90 days from the date of application.

--------------------------------------------------------------------------------

TERMS, CONDITIONS AND LIMITATIONS
1. Temporary insurance will be granted to each person to be insured, only if the equivalent of one monthly premium is collected, and all "Age, Health, and Work Questions" are answered NO for each insured.
2. The temporary insurance under this Agreement is subject to the terms, conditions and limitations of the policy applied for, including any additional benefit riders and beneficiary designations, and to the terms of this Agreement.
3. No insurance will take effect under this Agreement if the proposed insured's death results from suicide. Our liability is limited to the return of premium(s) in the event of suicide.
4. NO ONE IS AUTHORIZED TO WAIVE OR MODIFY ANY OF THE PROVISIONS OF THIS AGREEMENT.

APPLICANT'S COPY                                         Form No. 15380 (1/2002)

[LOGO OF MONY]  MONY Life Insurance Company  Privacy Protection in Underwriting:
                1740 Broadway                MONY's Information Practices and
                New York, New York 10019     The Underwriting Process
                                             Form No. 10765 (7/2001)

Thank you for applying to MONY for insurance. This form provides important information about the underwriting of your application and MONY's practices respecting your personal and medical record information as required by those states that have adopted the NAIC Model Insurance Information and Privacy Protection Act. MONY Life Insurance Company provides underwriting services for its subsidiary, MONY Life Insurance Company of America ("MLOA"). Therefore, this notice also applies to those persons who apply for insurance with (and will be insured by) MLOA.

About Underwriting
------------------

Underwriting is the process by which an insurer decides whether and on what basis a proposed insured is insurable according to the company's established underwriting standards. The underwriting process also involves classifying that person as a member of a "risk class" (a group of insureds with equivalent life expectancy). Classifying insureds in this way enables an insurer to charge each individual an equitable premium that is proportionate to the degree of risk he or she presents to the company. Most people fall into the "standard" risk class and are routinely approved.

Underwriting involves the collection and evaluation of "personal information" (information regarding an individual's age, driving record, recreational activities, hobbies, finances, occupation, credit, health or any other personal characteristics) as well as "medical record information" (information regarding physical or mental condition, medical history and treatment). This information may also be described as "nonpublic personal financial and health information" under MONY's Privacy Policy for Customers.

If we are unable to offer you the coverage that you applied for or we offer you coverage on significantly different terms (amount, term or premium) than you applied for, then we will notify you of our decision and the reasons for it. If you then request additional details, we will try to give you a more specific explanation.

Sources of Information
----------------------

The principal source of information for underwriting is your completed application. Therefore, we urge you to review your application carefully to be sure the answers are complete and accurate, especially if the answers were recorded by your financial professional, a medical examiner or another person. If you find any inaccuracy when your policy or certificate is delivered to you (a copy of the application will be attached), then you should contact the company immediately at the address above.

We may ask you to take a medical examination and, in some instances, we may obtain a report from a consumer reporting agency (more information about this appears below). You may also be asked to consent to the withdrawal of blood and the submission of a urine sample, both of which are explained on a notice and consent form that will be submitted to you. With your authorization, we may request information from doctors, hospitals and other medical care providers concerning your past, present or future mental, physical or behavioral health or condition. In addition, we may seek information from the MIB, Inc. (Medical Information Bureau), an information exchange described later in this notice. We may also request information from other insurance companies to which you have applied for insurance.

Protecting Your Privacy
-----------------------

We seek only information that is relevant to the insurance transaction, and respect its confidential nature. It is our practice to share with MONY financial professionals only such non-sensitive underwriting and claims information as may be necessary for their assistance with the insurance sale or in connection with a related transaction, such as a claim evaluation or marketing other coverage offered by MONY or its subsidiaries. Also, we may give an insurance support organization (e.g., MIB) or persons performing a business, professional, or other insurance function for us information necessary for the performance of their requested function. When required by law or by regulatory or legal action, we may release information to regulatory authorities, law enforcement agencies and other third parties. On occasion, we may release information necessary for the conduct of actuarial or underwriting studies, audits and similar activities critical to the conduct of our business. A brief coded report of our underwriting information (but not our underwriting decision) may be sent to MIB (see below). In most cases, however, information will be sent to third parties only when you have authorized the release of such information.






91-401
                                                         Form No. 15380 (1/2002)

If we require the performance of an HIV antibody (AIDS related) test for your application, then our practices respecting the disclosure and confidentiality of these sensitive test results will be explained in a notice and consent form that will be submitted to you.

For more information about MONY's commitment to protecting the confidentiality and security of information that we collect from individuals who obtain (or seek to obtain) financial products or services from MONY and its affiliates, please review MONY's Privacy Policy for Customers at www.mony.com

You Have Access
---------------

We offer you access to relevant personal information that we have obtained about you. To exercise this right of access, you must submit a written request to us. If our file consists of medical information, you will then be asked to name a physician or health care provider who can explain its nature and substance to you. If we obtained a consumer report (described below) about you during underwriting, then we will provide you with the name and address of the consumer reporting agency that prepared it in response to your request. The consumer reporting agency will then be responsible for providing you with a copy.

You also have the right to ask us in writing to correct or delete any recorded personal information that you believe to be incorrect. In response, we will correct, amend or delete the disputed item, or we will advise you why we cannot agree to do so. You may then prepare a concise statement explaining your position, and it will be filed with your application and included with any subsequent disclosure of the disputed information.

MIB, Inc. (Medical Information Bureau)
--------------------------------------

The Medical Information Bureau is a nonprofit membership organization of life and health insurance companies that operates an information exchange on behalf of its members. As an MIB member company, we may have to make a brief report to MIB about your application. If you apply for or have life or health insurance with another MIB member company, or submit a claim for benefits to such a company, MIB will supply such company with the information it may have in its file upon request. Upon receipt of a request from you, MIB will arrange disclosure to you of any information that it may have about you. In some cases, you will be asked to designate an attending physician to receive any medical information that MIB may have. If you question the accuracy of information in the MIB file, you may contact MIB and seek a correction in accordance with the procedures set forth in the Fair Credit Reporting Act. The address of the MIB information office is 160 University Avenue, Westwood, MA 02090, tel. no. 781-329-4500, fax no. 781-329-3379, www.mib.com

Notice About Possible Consumer Reports
--------------------------------------

We are required to notify you that we may obtain (with your authorization) one or more "consumer reports" to aid us in evaluating your application. One type of report is known as a "consumer credit report." "Consumer credit reports" are obtained from consumer reporting agencies and they address your credit worthiness, credit history, credit standing and credit capacity. The other type of consumer report ("investigative consumer report") provides information on your character, general reputation, personal characteristics or mode of living and it is obtained through personal interviews with third parties such as family members, business associates, financial sources, friends, neighbors, former employers, personal references, or others with whom you are acquainted. We often find that investigative consumer reports assist us with risk appraisal. If we order such a report, it will be prepared by a reputable commercial organization and it will likely address, as appropriate, your age, insurance history, residence, marital status, financial condition, driving record, aviation activities, hazardous sports and recreational activities, health history, use of alcohol and drugs, living conditions, and information relating to your personal and business reputation. We will not share your "consumer credit report" information with any MONY affiliate (except on MLOA applications underwritten by MONY), or any nonaffiliated third party for the purpose of establishing your eligibility for insurance without your written consent.

FINALLY...
----------

If you have questions about this material or your application which cannot be answered fully by the financial professional agency, plan administrator, or other office through whom you submitted an application, please write to Director of Consumer Affairs, MONY Life Insurance Company, P.O. Box 4830, Syracuse, New York 13221. Be sure to include your full name and address, and your policy or certificate number and any other identifying information (social security no.) available to help us locate your records.







91-401                                                   Form No. 15380 (1/2002)